                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          HI-TECH PHARMACAL CO., INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          HI-TECH PHARMACAL CO., INC.
                              369 BAYVIEW AVENUE
                          AMITYVILLE, NEW YORK 11701

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               NOVEMBER 25, 1997

To Hi-Tech Pharmacal Co., Inc. Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hi-Tech Pharmacal Co., Inc. (the "Company" or "Hi-Tech") will be held on November 25, 1997, at 10:00 a.m., Eastern Standard Time, at Fleet Bank, 300 Broad Hollow Road, Melville, New York 11747 (the "Meeting"), for the following purposes, all as more fully described in the accompanying Proxy Statement:

    1. To elect Messrs. Bernard Seltzer, David S. Seltzer, Reuben Seltzer, Martin M. Goldwyn and Yashar Hirshaut, M.D. to the Board of Directors, each to serve for a term to expire at the 1998 Annual Meeting;

    2. To ratify the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending April 30, 1998; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record at the close of business on October 15, 1997 will be entitled to receive notice of and to vote at the Meeting. A complete list of stockholders entitled to vote at the Meeting will be maintained at the offices of the Company for a period of at least ten days prior to the Meeting.

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, READ THE ACCOMPANYING PROXY STATEMENT, AND THEN COMPLETE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                          By Order of the Board of Directors,

                                          David S. Seltzer
                                          Secretary, Treasurer, Chief
                                          Operating Officer and Executive Vice
                                          President- Administration

Dated: October 20, 1997

                          HI-TECH PHARMACAL CO., INC.
                              369 BAYVIEW AVENUE
                          AMITYVILLE, NEW YORK 11701

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON NOVEMBER 25, 1997

                               ----------------

  This Proxy Statement is furnished to stockholders of Hi-Tech Pharmacal Co., Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at its Annual Meeting of Stockholders and any adjournments thereof (the "Meeting"). The Meeting is scheduled to be held on November 25, 1997, at 10:00 a.m., Eastern Standard Time, at Fleet Bank, 300 Broad Hollow Road, Melville, New York 11747.

                                 INTRODUCTION

  The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company in connection with the Meeting to be held at Fleet Bank, 300 Broad Hollow Road, Melville, New York 11747, on November 25, 1997, at 10:00 a.m., Eastern Standard Time, or any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy will first be sent to stockholders on or about October 20, 1997.

  At the Meeting, stockholders will be asked to vote upon: (1) the election of five directors; (2) the ratification of the Company's independent auditors; and (3) such other business as may properly come before the Meeting and at any adjournments thereof.

  Each proxy executed and returned by a stockholder may be revoked at any time thereafter by written revocation, by execution of a written proxy bearing a later date or by attending the Meeting and voting in person. No such revocation will be effective, however, with respect to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted for the election of the nominees for director set forth herein and for the other proposals.

  The Board of Directors has fixed October 15, 1997 as the record date (the "Record Date") for the purpose of determining the stockholders entitled to notice of and to vote at the Meeting. As of such date, there were issued and outstanding and entitled to vote 4,526,717 shares of the Company's common stock par value $.01 per share (the "Common Stock"), each such share being entitled to one vote. A quorum of the stockholders, present in person or by proxy, consists of the holders of a majority of the outstanding shares.

  The cost of solicitation of proxies will be borne by the Company. The Board of Directors may use the services of the individual directors, officers and other regular employees of the Company to solicit proxies personally or by telephone or facsimile and may request brokers, fiduciaries, custodians and nominees to send proxies, Proxy Statements and other material to their principals and reimburse them for their out-of-pocket expenses.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  Directors are elected at each Annual Meeting of Stockholders and hold office until the next Annual Meeting of Stockholders when their respective successors are duly elected and qualified. The persons named in the enclosed proxy intend to vote for the election of the five nominees listed below, unless instructions to the contrary are given therein. All of the nominees are currently directors.

  The five nominees have indicated that they are able and willing to continue to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the person or persons voting the proxies will vote for such nominee or nominees as the Company may select. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect each nominee.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

Nominees for director:

                                                                      SERVED AS
                                      POSITION WITH THE COMPANY OR    DIRECTOR
                NAME                      PRINCIPAL OCCUPATION          FROM
                ----                -------------------------------   ---------
 Bernard Seltzer..................  Chairman, Chief Executive           1983
                                     Officer and President of the
                                     Company
 David S. Seltzer.................  Chief Operating Officer,            1992
                                     Secretary, Treasurer and
                                     Executive Vice President-
                                     Administration of the Company
 Reuben Seltzer...................  Consultant to the Company on        1992
                                     legal matters and special
                                     projects, President of R.M.
                                     Realty Services Inc., an
                                     investment and consulting
                                     company
 Martin M. Goldwyn................  Member of the law firm of           1992
                                     Tashlik, Kreutzer & Goldwyn
                                     P.C.
 Yashar Hirshaut, M.D. ...........  Associate Clinical Professor of     1992
                                     Medicine at Cornell University
                                     Medical College, Research
                                     Professor of Biology at
                                     Yeshiva University, editor-in-
                                     chief of the Professional
                                     Journal of Cancer
                                     Investigation and practicing
                                     medical oncologist

EXECUTIVE OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES

  The following table sets forth certain information with respect to the executive officers, directors and significant employees of the Company, including the nominees for election as director, as of October 20, 1997.

                NAME                                 POSITION
                ----                                 --------
 Bernard Seltzer..................  Chairman of the Board, Chief Executive
                                     Officer and President
 David S. Seltzer.................  Chief Operating Officer, Executive Vice
                                     President-Administration, Secretary,
                                     Treasurer and Director
 Reuben Seltzer...................  Director
 Elan Bar-Giora...................  Executive Vice President-Operations
 Arthur S. Goldberg...............  Vice President-Finance and Chief Financial
                                     Officer
 Martin M. Goldwyn................  Director
 Yashar Hirshaut, M.D.............  Director

  BERNARD SELTZER, 73, has been Chairman, Chief Executive Officer and President of the Company since January 1990. From May 1983 to January 1990, Mr. Seltzer was Vice President of Sales of the Company. Prior thereto, Mr. Seltzer was the Vice President of Sales and Marketing of Ketchum Laboratories, Inc., a pharmaceutical manufacturer and the predecessor of the Company.

  DAVID S. SELTZER, 37, has been Executive Vice President-Administration since July 1992, Vice President-Administration and Chief Operating Officer of the Company since March 1992 and a Director, Secretary and Treasurer since February 1992. From September 1986 to February 1990 Mr. Seltzer was employed as an account executive. Mr. Seltzer received a B.A. in Economics from Queens College in 1984. David S. Seltzer is the son of Bernard Seltzer.

  REUBEN SELTZER, 41, has been a Director of the Company since April 1992 and is currently serving as a consultant to the Company on legal matters and special projects. Mr. Seltzer has been president of R.M. Realty Services Inc., an investment and consulting company since May 1988. From May 1983 to May 1988 Mr. Seltzer was a vice president and attorney with Merrill Lynch Hubbard Inc., a real estate investment subsidiary of Merrill Lynch and Company. Mr. Seltzer received a B.A. in Economics from Queens College in 1978, a Juris Doctor from the Benjamin N. Cardozo School of Law in 1981 and a L.L.M. from the New York University School of Law in 1987. Reuben Seltzer is the son of Bernard Seltzer.

  MARTIN M. GOLDWYN, 45, was elected a Director of the Company in May 1992. Mr. Goldwyn is a member of the law firm of Tashlik, Kreutzer & Goldwyn P.C. Mr. Goldwyn received a B.A. in finance from New York University in 1974 and a Juris Doctor from New York Law School in 1977.

  YASHAR HIRSHAUT, M.D., 59, has been a Director of the Company since September 1992. Dr. Hirshaut is a practicing medical oncologist and is currently an Associate Clinical Professor of Medicine at Cornell University Medical College. Since July 1986, he has been a Research Professor of Biology at Yeshiva University. In addition, he has served as editor-in-chief of the Professional Journal of Cancer Investigation since July 1981. Dr. Hirshaut received a B.A. from Yeshiva University in 1959 and his medical degree from Albert Einstein College of Medicine in 1963.

SIGNIFICANT EMPLOYEES

   NAME                                 POSITION
   ----                                 --------
Gennaro P. Caccavale.......  Director of Operations
Michael McConnell..........  Director of Product Development
Gary M. April..............  Divisional Vice President of Sales
Suzanne Fenton.............  Director of Compliance
Jesse Kirsh................  Director of Quality Assurance

DIRECTORS' FEES

  For their services on the Board, the Company pays each director a fee of $300 per meeting. Each member of the Board is reimbursed for expenses incurred in connection with each Board or Committee meeting attended. In addition, each non-employee director is granted options annually to purchase 3,000 shares of Common Stock under the Company's 1994 Directors Stock Option Plan.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

  During Fiscal Year 1997, the Board of Directors held three meetings. In addition, there were two actions taken by unanimous written consent. Each director, except for Yashar Hirshaut, M.D., attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the committees on which the director served.

  The Board has two committees: the Audit Committee and the Stock Option Committee.

  Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of a firm of independent public auditors, reviews with such firm the plans and results of the audit engagement, reviews the independence of such firm, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal controls. In addition, the Audit Committee meets periodically with the independent auditors and representatives of management to review accounting activities, financial control and reporting. The Audit Committee is comprised of Messrs. David S. Seltzer, Martin M. Goldwyn and Yashar Hirshaut, M.D. and held one meeting during fiscal 1997.

  Stock Option Committee. The Stock Option Committee is responsible for administering the Company's Stock Option Plan. The Stock Option Committee has full power to interpret the Plan and to establish and amend rules for its administration. The Stock Option Committee is also authorized to determine who from the eligible class of persons shall be granted options and the terms and provisions of the options. The Stock Option Committee is comprised of Messrs. Reuben Seltzer and Martin M. Goldwyn and held one meeting during fiscal 1997. The Board of Directors of the Company is responsible for administering the Company's 1994 Directors Stock Option Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Pursuant to Section 16(a) of the Securities Exchange Act of 1934, and the rules issued thereunder, the Company's directors and executive officers are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Copies of such reports are required to be furnished to the Company. Based solely on review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that, during fiscal 1997, all of its executive officers and directors complied with the requirements of Section 16(a), except for the filing of a Form 5 for Yashar Hirshaut, M.D. which was not timely filed.

                            ADDITIONAL INFORMATION

STOCK OWNERSHIP

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 20, 1997, by (i) each executive officer, identified in the Summary Compensation Table below; (ii) each director and nominee for director; (iii) all executive officers and directors as a group; and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

                                                        SHARES OF COMMON STOCK
                                                         BENEFICIALLY OWNED AS
                                                                  OF
                                                          OCTOBER 20, 1997(1)
                                                        -----------------------
                   EXECUTIVE OFFICERS,                   NUMBER OF   PERCENT OF
              DIRECTORS AND 5% STOCKHOLDERS                SHARES      CLASS
              -----------------------------             ------------ ----------
   Bernard Seltzer.....................................   791,026(2)   16.7%
   c/o Hi-Tech Pharmacal Co., Inc.
      369 Bayview Avenue
      Amityville, New York 11701
   David S. Seltzer....................................   614,796(3)   13.0%
   c/o Hi-Tech Pharmacal Co., Inc.
      369 Bayview Avenue
      Amityville, New York 11701
   Reuben Seltzer......................................   366,138(4)    7.7%
   c/o Hi-Tech Pharmacal Co., Inc.
      369 Bayview Avenue
      Amityville, New York 11701
   Arthur S. Goldberg..................................    33,375(5)      *
   c/o Hi-Tech Pharmacal Co., Inc.
      369 Bayview Avenue
      Amityville, New York 11701
   Elan Bar-Giora......................................    42,500(6)      *
   c/o Hi-Tech Pharmacal Co., Inc.
      369 Bayview Avenue
      Amityville, New York 11701
   Martin M. Goldwyn...................................    14,125(7)      *
   c/o Tashlik, Kreutzer & Goldwyn P.C.
      833 Northern Boulevard
      Great Neck, New York 11021
   Yashar Hirshaut, M.D................................     4,250(8)      *
   c/o Hi-Tech Pharmacal Co., Inc.
      369 Bayview Avenue
      Amityville, New York 11701
   All Directors and Executive Officers as a group (7
      persons)......................................... 1,866,210(9)   39.3%

--------
* Represents less than 1% of the outstanding shares of Common Stock including shares issuable to such beneficial owner under options which are presently exercisable or will become exercisable within 60 days.
(1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares shown as beneficially owned by such person.
(2) Amount does not include 60,000 shares of Common Stock owned by Mr. Seltzer's wife, as to which Bernard Seltzer disclaims beneficial ownership.

(3) Amount includes options to purchase 103,125 shares of Common Stock exercisable within 60 days of October 20, 1997, and 82,406 shares of Common Stock owned by Mr. Seltzer's wife and children.
(4) Amount includes options to purchase 21,250 shares of Common Stock exercisable within 60 days of October 20, 1997 and 78,028 shares of Common Stock owned by Mr. Seltzer's wife and children.
(5) Amount represents options to purchase 33,375 shares of Common Stock exercisable within 60 days of October 20, 1997.
(6) Amount represents options to purchase 42,500 shares of Common Stock exercisable within 60 days of October 20, 1997.
(7) Amount represents options to purchase 14,125 shares of Common Stock exercisable within 60 days of October 20, 1997.
(8) Amount includes options to purchase 4,250 shares of Common Stock exercisable within 60 days of October 20, 1997.
(9) Amount includes options to purchase 218,625 shares of Common Stock exercisable within 60 days of October 20, 1997.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation paid for the year ended April 30, 1997 to (i) the Chief Executive Officer and (ii) the Company's three other most highly compensated individuals who were serving as officers on April 30, 1997, 1996 and 1995 and whose salary plus bonus exceeded $100,000 for such years (collectively, the "Named Executive Officers").

                                                           LONG TERM
                                                          COMPENSATION
                               ANNUAL COMPENSATION           AWARDS
                         -------------------------------- ------------
                                                           SECURITIES
                                             OTHER ANNUAL  UNDERLYING   ALL OTHER
  NAME AND PRINCIPAL          SALARY  BONUS  COMPENSATION   OPTIONS    COMPENSATION
       POSITION          YEAR   ($)    ($)      (1)($)       (#)(2)       (3)($)
  ------------------     ---- ------- ------ ------------ ------------ ------------
Bernard Seltzer          1997 186,000 16,000      --              0       3,910
President, Chief         1996 186,000 20,000      --              0       3,408
Executive Officer        1995 210,000 30,000      --              0       2,912
David S. Seltzer         1997 186,000 16,000      --         50,000       3,175
Executive Vice           1996 186,000 25,000      --         37,500       1,040
President--              1995 136,500 30,000      --         37,500       2,231
Administration, Chief
Operating Officer,
Secretary and Treasurer
Elan Bar-Giora           1997 102,000      0      --         10,000       1,475
Executive Vice           1996 100,000      0      --         10,000           0
President--Operations    1995 100,000  2,500      --          5,000       1,090
Arthur S. Goldberg       1997 101,000      0      --          7,500           0
Vice President of        1996  93,000      0      --          7,500           0
Finance and Chief        1995  89,000      0      --          3,000           0
Financial Officer

--------
(1) The named executive officers received various perquisites, the cost of which did not exceed the lesser of $50,000 or 10% of annual salary plus bonus.
(2) Adjusted to reflect a 3-for-2 stock split declared on November 1, 1993.
(3) Represents the dollar value of the premium paid by the Company during the fiscal years ended April 30, 1997, 1996 and 1995 with respect to term life insurance for the benefit of the named executive officer.

                      OPTIONS GRANTS IN LAST FISCAL YEAR

  The following table contains information concerning stock option grants made to each of the Named Executive Officers in fiscal 1997. No stock appreciation rights were granted to these individuals during such year.

                                             INDIVIDUAL GRANTS
                             --------------------------------------------------
                                NUMBER OF      PERCENT OF
                                SECURITIES    TOTAL OPTIONS
                                UNDERLYING     GRANTED TO   EXERCISE
                                 OPTIONS      EMPLOYEES IN   PRICE   EXPIRATION
       NAME                  GRANTED(#)(1)(2)  FISCAL YEAR   ($/SH)     DATE
       ----                  ---------------- ------------- -------- ----------
   Bernard Seltzer..........           0             0           0          0
   David S. Seltzer.........      50,000          37.7%       4.00    1/21/02
   Elan Bar-Giora...........      10,000           7.5%       4.00    1/21/07
   Arthur S. Goldberg.......       7,500           5.6%       4.00    1/21/07

--------
(1) Options granted in fiscal year 1997 are scheduled to vest and become exercisable in yearly increments of 25% beginning on January 21, 1998, with full vesting occurring on January 21, 2001. Options expire ten years after grant under the terms of the Company's Plan.
(2) Granted January 21, 1997.

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table sets forth information concerning option exercises and option holdings for the fiscal year 1997 with respect to each of the Named Executive Officers. No Named Executive Officers exercised any options during such year.

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF
                                                             SECURITIES
                                                             UNDERLYING
                                                            UNEXERCISED    VALUE OF UNEXERCISED
                                                             OPTIONS AT    IN-THE-MONEY OPTIONS
                                                            FISCAL YEAR-    AT FISCAL YEAR-END
                                                             END (#)(1)           ($)(2)
                                                           -------------- ----------------------
                            SHARES ACQUIRED VALUE REALIZED  EXERCISABLE/       EXERCISABLE/
             NAME           ON EXERCISE (#)      ($)       UNEXERCISABLE      UNEXERCISABLE
             ----           --------------- -------------- -------------- ----------------------
   Bernard Seltzer.........         0              0            0/0                0/0
   David S. Seltzer........         0              0       103,125/96,875          0/0
   Elan Bar-Giora..........         0              0        42,500/20,000          0/0
   Arthur S. Goldberg......         0              0        34,125/13,875          0/0

--------
(1) Adjusted to reflect a 3-for-2 stock split declared on November 1, 1993.
(2) Amounts reflect the market value of the underlying shares of Common Stock on April 30, 1997 less the exercise price.

EMPLOYMENT CONTRACTS

  Bernard Seltzer and David S. Seltzer serve as President and Chief Executive Officer and Executive Vice President-Administration, Chief Operating Officer, Secretary and Treasurer, respectively, of the Company pursuant to employment agreements, as amended, effective as of May 1, 1992 and expiring April 30, 2000, pursuant to which they have agreed to serve in their respective capacities. Such employment agreements were modified to provide that the annual base salary for each of Bernard Seltzer and David Seltzer would be $186,000 for the fiscal year commencing May 1, 1996 through April 30, 1997. The increase in annual base salary for each fiscal year thereafter for Bernard Seltzer and David S. Seltzer is determined by multiplying their respective annual base salary for the prior fiscal year by the greater of 5% or the increase in the Consumer Price Index as of May 1 of each such year over the index as of May 1 of the prior year. Commencing on the sixth year of the employment agreement, each of the salaries of Bernard Seltzer and David S. Seltzer will be increased by $50,000. The Board of Directors in its discretion will determine the annual bonus, if any, to be received by Bernard Seltzer and David S. Seltzer. The employment agreements also contain standard confidentiality provisions and a non-compete provision for a term of one year after the termination of their employment.

  Under the employment agreements for each of Bernard Seltzer and David S. Seltzer, the Company will pay to each person's estate upon his death, his base salary for a period of twelve (12) months after the end of the month in which death occurred. In the event of total disability, each will continue to receive his base salary for the remaining term of his employment agreement. In addition to base salary, Bernard Seltzer and David S. Seltzer each will be paid an amount equal to a percentage of the bonus, if any, based on the portion of such year in which death, total disability or termination of employment occurred. If termination is for cause, total disability or because he wrongfully leaves his employment, then, upon such occurrence, the employment agreement shall be deemed terminated and the Company shall be released from all obligations.

  Arthur S. Goldberg serves as Vice President-Finance and Chief Financial Officer of the Company pursuant to a three year employment agreement ending on August 3, 1998. Mr. Goldberg's annual base salary is $85,000 for the period commencing on August 4, 1995 through August 3, 1998. Such annual salary shall be adjusted annually, commencing September 1, 1996, by the annual change in the Consumer Price Index or an agreed upon substitute but no less than 5% per annum. The Board of Directors in its discretion will determine the annual bonus, if any, to be received by Mr. Goldberg. Such employment agreement contains standard confidentiality provisions.

CERTAIN TRANSACTIONS

  For the fiscal year ended April 30, 1997, Mr. Reuben Seltzer was engaged by the Company to provide new business development and legal services. For such services, Mr. Reuben Seltzer received $61,000. Mr. Reuben Seltzer is a director of the Company and the son of Mr. Bernard Seltzer, the Company's President, Chief Executive Officer and Chairman of the Board.

  The Company believes that material affiliated transactions between the Company and its directors, officers, principal stockholders or any affiliates thereof have been, and will be in the future, on terms no less favorable than could be obtained from unaffiliated third parties.

               PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

  The Company is asking the stockholders to ratify the appointment of Richard
A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending April 30, 1998.

  In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

  Richard A. Eisner & Company, LLP has audited the Company's financial statements annually since fiscal 1992. Its representatives will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF RICHARD A. EISNER & COMPANY, LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 1998.

                                OTHER BUSINESS

  The Board does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than as set forth above. If any other matter should be presented properly, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

VOTING PROCEDURES

  Directors of the Company must be elected by a plurality of the vote of the shares of Common Stock present in person or represented by proxy at the Meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

  With respect to any other matter that may be submitted to the stockholders for a vote, the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Meeting for a particular matter is required to become effective. With respect to abstentions, the shares are considered present at the Meeting for the particular matter, but since they are not affirmative votes for the particular matter, they will have the same effect as votes against the matter. With respect to broker votes, the shares are not considered present at the Meeting for the particular matter as to which the broker withheld authority.

                       1998 PROPOSALS FOR ANNUAL MEETING

  Proposals by stockholders which are intended to be presented at the 1998 Annual Meeting must be received by the Company at its principal executive offices on or before June 18, 1998.

ANNUAL REPORT

  The Company's Annual Report containing audited financial statements for the fiscal year ended April 30, 1997 accompanies this Proxy Statement. THE COMPANY WILL SEND TO A STOCKHOLDER, UPON REQUEST WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED APRIL 30, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF DAVID S. SELTZER, SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                          By Order of the Board of Directors,

                                          Hi-Tech Pharmacal Co., Inc.

                                          David S. Seltzer
                                          Secretary

Dated: October 20, 1997

                          Hi-Tech Pharmacal Co., Inc.
              Annual Meeting of Stockholders - November 25, 1997

                (Solicited on Behalf of the Board of Directors)

                                     PROXY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of Hi-Tech Pharmacal Co., Inc. (the "Company") constitutes and appoints Bernard Seltzer and David S. Seltzer or either of them, the attorneys and proxies of the undersigned with full power of substitution to vote for and in the name, place and stead of the undersigned at the Annual Meeting of the Stockholders of the Company, to be held at Fleet Bank, 300 Broad Hollow Road, Melville, New York 11747 on November 25, 1997 at 10:00 A.M., and at any adjournment or adjournments thereof, upon the following matters (which are more fully described in the accompanying Proxy Statement).

     (1) FOR the election of the following nominees to the Board of Directors for the ensuing year: Bernard Seltzer, David S. Seltzer, Reuben Seltzer, Martin M. Goldwyn and Yashar Hirshaut, M.D. [ ] (except as marked to the contrary below).

          WITHHOLD authority to vote for all nominees listed above. [ ]

          ----------------------------------------------------------------------
          (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided above.)

     (2) FOR [ ] AGAINST [ ] ABSTAIN [ ] the proposal to ratify the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending April 30, 1998.

     (3) In their discretion, upon other matters as may properly come before the meeting or any adjournments thereof.

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS AND "FOR" ITEM 2.
                                      (Continued and signed on the reverse side)

     A majority of such attorneys and proxies, or their substitutes at the meeting, or any adjournment or adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares, with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is revoked.

     IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of such meeting and proxy statement in reference thereto both dated October 20, 1997.

                                             Dated:                         1997
                                                   ------------------------
                                             -----------------------------------
                                             (Stockholder(s) Signature)
                                                                          (L.S.)
                                             ----------------------------

                                             ----------------------------
                                             Printed Name of Stockholder

                                             NOTE: Signature should correspond
                                             with name appearing on stock
                                             certificate. When signing in a
                                             fiduciary or representative
                                             capacity, sign full title as such.
                                             Where more than one owner, each
                                             should sign.